UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the SEC Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Staffing 360 Solutions, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

757 Third Avenue

27th Floor
New York, NY 10017

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 24, 2023

September 26, 2023

Dear Stockholder:

You are invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Staffing 360 Solutions, Inc. (the “Company”) on October 24, 2023, which will be held virtually at www.virtualshareholdermeeting.com/STAF2023SM, at 10:00 a.m., New York time. You or your proxyholder will be able to attend the virtual Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/STAF2023SM and entering the 16-digit control number included on your proxy card or voting instruction form, as applicable. To receive access to the virtual Special Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement. Enclosed with this letter are your Notice of Special Meeting of Stockholders (the “Notice”), proxy statement (the “Proxy Statement”) and proxy card. The proxy statement included with this notice discusses the proposals to be considered at the Special Meeting. Please review the voting materials at www.proxyvote.com.

At this Special Meeting, you will be asked to consider and vote upon the following:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.00001 per share (the “Common Stock”), underlying certain warrants issued by us pursuant to that certain Inducement Letter, dated as of September 1, 2023, by and between us and the investor named on the signatory page thereto, and the Engagement Agreement between us and H.C. Wainwright & Co., LLC, dated as of January 4, 2023, as amended on January 19, 2023, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior the issuance of such warrants (the “Issuance Proposal”);

2.	A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal (the “Adjournment Proposal”); and

3.	To vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

After careful consideration, the Board of Directors recommends a vote “FOR” the Issuance Proposal and “FOR” the Adjournment Proposal.

Our Board of Directors has fixed the close of business on September 5, 2023 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment and postponements thereof (the “Record Date”). Only holders of record of shares of our Common Stock and Series H Convertible Preferred Stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any adjournment(s) or postponement(s) of the Special Meeting.

Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction. On the following pages, we provide answers to frequently asked questions about the Special Meeting. The Notice and Proxy Statement are also available at www.proxyvote.com.

Your vote is important. Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction as soon as possible. I encourage you to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Special Meeting, whether or not you plan to attend. This will assure your representation and a quorum for the transaction of business at the Special Meeting. If you attend the Special Meeting, you will, of course, have the right to revoke the proxy and vote your shares online.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

On behalf of the Board of Directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting online.

Thank you for your ongoing support.

Sincerely,

/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Meeting Date: October 24, 2023

To the Stockholders of Staffing 360 Solutions, Inc.:

Notice is hereby given that the Special Meeting of Stockholders will be held on October 24, 2023 at 10:00 a.m., New York time, via a live webcast on the Internet. Stockholders will be able to virtually attend the Special Meeting online, vote and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/STAF2023SM. During the Special Meeting, stockholders will be asked to consider the following:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.00001 per share (the “Common Stock”), underlying certain warrants issued by us pursuant to that certain Inducement Letter, dated as of September 1, 2023, by and between us and the investor named on the signatory page thereto, and the Engagement Agreement between us and H.C. Wainwright & Co., LLC, dated as of January 4, 2023, as amended on January 19, 2023, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior the issuance of such warrants (the “Issuance Proposal”);

2.	A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal (the “Adjournment Proposal”); and

3.	To vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Issuance Proposal was approved by the Board of Directors and requires the affirmative vote of the majority of the shares of Common Stock and shares of Series H Convertible Preferred Stock, voting on an as-converted basis, entitled to vote at the Special Meeting, represented in person or by proxy, as more fully described in the accompanying proxy statement (the “Proxy Statement”).

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the Issuance Proposal and “FOR” the Adjournment Proposal.

The Board of Directors has fixed the close of business on September 5, 2023 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. Only the holders of record of shares of our Common Stock and Series H Convertible Preferred Stock on the Record Date are entitled to receive notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. The date of mailing this Notice of Meeting and Proxy Statement is on or about September 26, 2023.

A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting, and online during the Special Meeting.

You are cordially invited to attend the meeting online. Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction card as soon as possible. I encourage you to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Special Meeting, whether or not you plan to attend. This will assure your representation and a quorum for the transaction of business at the Special Meeting. If you attend the Special Meeting, you will, of course, have the right to revoke the proxy and vote your shares online.

Hard copies of the Company’s Proxy Statement to security holders in connection with the Special Meeting are being mailed to stockholders of record as of the close of business on September 5, 2023, beginning on or about September 26, 2023. The Company’s Proxy Statement to security holders is also available at www.proxyvote.com.

If you have any questions about accessing materials or voting, please call 1-800-690-6903.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting online, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By order of our Board of Directors,

/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 24, 2023

This proxy statement (this “Proxy Statement”) is furnished to you by the Board of Directors (the “Board”) of Staffing 360 Solutions, Inc. in connection with the solicitation of proxies for use at the special meeting of stockholders (the “Special Meeting”) to be held via a live webcast on the Internet at www.virtualshareholdermeeting.com/STAF2023SM, on October 24, 2023 at 10:00 a.m., New York time, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”), and at any postponement(s), adjournment(s) or recess(es) thereof. Hard copies of this Proxy Statement, along with the Notice and either a proxy card or a voting instruction card, are being mailed to our stockholders of record as of the close of business on September 5, 2023, beginning on or about September 26, 2023.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “Staffing,” “we,” “our,” “us” and the “Company” to refer to Staffing 360 Solutions, Inc. and its subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.00001 per share (“Common Stock”) and our Series H Convertible Preferred Stock, par value $0.00001 per share (the “Series H Preferred Stock”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 24, 2023:

Pursuant to the rules of the Securities and Exchange Commission (the “SEC”) with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice and the Proxy Statement are also available for viewing, printing and downloading at www.proxyvote.com.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Brendan Flood, or, in his absence, Alicia Barker as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What am I voting on?

At the Special Meeting, you will be asked to act upon the matters outlined in the Notice, which include the following:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock underlying certain warrants issued by us pursuant to that certain Inducement Letter, dated as of September 1, 2023, by and between us and the investor named on the signatory page thereto, and the Engagement Agreement between us and H.C. Wainwright & Co., LLC, dated as of January 4, 2023, as amended on January 19, 2023, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior the issuance of such warrants (the “Issuance Proposal” or “Proposal 1”);

2.	A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal (the “Adjournment Proposal” or “Proposal 2”); and

3.	To vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

How can I access the virtual Special Meeting?

A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen, vote, and submit questions. To participate in the Special Meeting webcast, you must register by visiting www.virtualshareholdermeeting.com/STAF2023SM, Eastern Time, on October 23, 2023 using your desktop or mobile device.

The Special Meeting will begin promptly at 10:00 A.M., New York time, on October 24, 2023. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 15 minutes prior to the start of the Special Meeting. You should allow ample time to ensure your ability to access the Special Meeting.

Who is entitled to vote at the Special Meeting, and how many votes do they have?

Stockholders of record of our Common Stock and Series H Preferred Stock at the close of business on September 5, 2023 (the “Record Date”) may vote at the Special Meeting. On the Record Date, there were 5,051,020 shares of Common Stock and 9,000,000 shares of Series H Preferred Stock outstanding. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Special Meeting. The list will also be available online during the Special Meeting.

Pursuant to the rights of our stockholders contained in our charter documents, each share of our Common Stock is entitled to one vote on all matters listed in this Proxy Statement. Each holder of Series H Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series H Preferred Stock held by such holder is convertible with respect to any and all matters presented to the common stockholders for their action or consideration at the Special Meeting. Certain holders of Series H Preferred Stock have entered into a voting rights agreement related to the Series H Preferred Stock such that such holders have agreed, at every meeting of our stockholders, and at every adjournment or postponement thereof, to appear or issue a proxy to a third party to be present for purposes of establishing a quorum, and to vote all applicable shares in favor of each matter proposed and recommended for approval by our Board either in person or by proxy, amongst other provisions. As of the Record Date, the stockholder parties to the voting rights agreement own shares of the Series H Preferred Stock convertible into an aggregate of approximately 350,004 shares of Common Stock, representing approximately 7.0% of our Common Stock issued and outstanding at such time. The voting rights agreement will terminate on the third anniversary of the date of its effectiveness.

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What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter, or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Neither Proposal 1 nor Proposal 2 is considered a “routine matter.” Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposal 1 or Proposal 2, no votes will be cast on such proposals on your behalf. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for any proposal.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the NYSE, neither Proposal 1 nor Proposal 2 is considered a “routine” matter. Accordingly, brokers will not have such discretionary authority to vote your unvoted shares on any of the proposals at the Special Meeting without receiving instructions from you. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for any proposal.

How do I vote?

You may vote over the Internet, by telephone, by mail or online at the Special Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Vote by Internet. You can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 23, 2023, which is the day before the meeting date. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

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Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1-800-690-6903. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on October 23, 2023, which is the day before the meeting date. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please promptly mail your proxy card or voting instruction card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Vote Online at the Meeting. To vote online during the Special Meeting, you must be logged in and registered to virtually attend the Special Meeting and cast your vote before the announcement of the close of voting during the Special Meeting. You are entitled to virtually attend the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote virtually at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

If you vote by any of the methods discussed above, you will be designating Brendan Flood, or, in his absence, Alicia Barker, as your proxy, and they will vote your shares on your behalf as you indicate. Submitting a proxy will not affect your right to attend the Special Meeting and vote virtually.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote:

●	“FOR” the Issuance Proposal; and
●	“FOR” the Adjournment Proposal.

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Special Meeting.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

As described above, under the rules of the NYSE, neither Proposal 1 nor Proposal 2 is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposal 1 or Proposal 2, no votes will be cast on such proposals on your behalf.

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How are abstentions and broker non-votes treated for purposes of the Special Meeting?

Abstentions are included in the determination of the number of shares of Common Stock and Series H Preferred Stock present at the Special Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Special Meeting. Accordingly, an abstention will have the effect of a vote against each of Proposal 1 and Proposal 2.

Broker non-votes will be included in the determination of the number of shares of Common Stock and Series H Preferred Stock present at the Special Meeting for determining a quorum at the meeting. Broker non-votes, to the extent applicable, will have the effect of a vote against each of Proposal 1 and Proposal 2.

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided. Attendance at the Special Meeting alone will not revoke your proxy.

What vote is required to approve each proposal?

Proposal 1, the Issuance Proposal: The approval of the Issuance Proposal requires the affirmative vote of a majority of the shares of Common Stock and Series H Preferred Stock, voting on an as-converted basis, entitled to vote at the Special Meeting, represented in person or by proxy. Because the vote to approve the Issuance Proposal is based on the total number of shares present and entitled to vote at the Special Meeting, your failure to vote or marking “ABSTAIN” on your proxy or ballot with respect to the Issuance Proposal has the same effect as a vote against the Issuance Proposal. Because the Issuance Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Issuance Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Issuance Proposal will have the same effect as a vote against the Issuance Proposal.

Proposal 2, the Adjournment Proposal: The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Common Stock and Series H Preferred Stock, voting on an as-converted basis, entitled to vote at the Special Meeting, represented in person or by proxy. Because the vote to approve the Adjournment Proposal is based on the total number of shares present and entitled to vote at the Special Meeting, your failure to vote or marking “ABSTAIN” on your proxy or ballot with respect to the Adjournment Proposal has the same effect as a vote against this proposal. Because the Adjournment Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Adjournment Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Adjournment Proposal will have the same effect as a vote against the Adjournment Proposal.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote as follows:

●	“FOR” the Issuance Proposal; and

●	“FOR” the Adjournment Proposal.

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How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Special Meeting by:

●	Notifying our Corporate Secretary in writing at 757 Third Avenue, 27th Floor, New York, NY 10017, that you are revoking your proxy before the closing of the polls;

●	Submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Special Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

●	Attending and voting by ballot at the Special Meeting.

What if I receive more than one Notice, Proxy Statement and proxy card or voting instruction card?

You may receive more than one Notice, Proxy Statement, proxy card or voting instruction card if you hold shares of our Common Stock or Series H Preferred Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote?” for each account to ensure that all of your shares are voted.

Who counts the votes?

All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our inspector of election, Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

What constitutes a quorum?

The holders of one-third of the shares entitled to vote at the Special Meeting as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Regardless of whether a quorum is present at the Special Meeting, the vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting may adjourn the Special Meeting to a later date or dates, without notice other than announcement at the Special Meeting. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

Proxies are being solicited by the Board on behalf of the Company. In addition, we have engaged Kingsdale Advisors (“Kingdsale”), the proxy solicitation firm hired by the Company, at an approximate cost of $15,000, plus reimbursement expenses, to solicit proxies on behalf of our Board. Kingsdale may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale as well as the reimbursement of expenses of Kingsdale will be borne by us. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares of the Common Stock registered in their names, will be asked to forward solicitation material to the beneficial owners of shares of Common Stock. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

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Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Special Meeting.

Where can I find the voting results of the Special Meeting?

The Company expects to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Special Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy materials in the future, he or she may contact Staffing 360 Solutions, Inc., by sending a request to our Corporate Secretary at 757 Third Avenue, 27th Floor, New York, NY 10017. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary or by contacting us at the above address or phone number.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale Advisors, if you have any questions or need assistance in voting your shares. Banks, brokers and shareholders may call Kingsdale Advisors toll-free at 1-800-775-4067 (or call collect outside North America at +1-646-854-8013) or may send an email to contactus@kingsdaleadvisors.com.

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PROPOSAL 1: THE ISSUANCE PROPOSAL

Background and Description of the Issuance Proposal

The Private Placement

On September 1, 2023, we entered into an inducement offer letter agreement (the “Inducement Letter”) with a certain holder (the “Investor”) of certain of our existing warrants (collectively, the “Existing Warrants”) to purchase up to an aggregate of 2,761,170 shares of common stock (the “Existing Warrant Shares”) issued to the Investor on (i) July 7, 2022, as amended on February 10, 2023, and (ii) February 10, 2023, pursuant to which the Investor agreed to exercise for cash the Existing Warrants at a reduced exercise price of $0.83 per share in consideration for our agreement to issue to the Investor a new unregistered common stock purchase warrant (the “Investor Warrant”) to purchase up to an aggregate of 5,522,340 shares of Common Stock (the “Investor Warrant Shares”) at an exercise price of $0.83 per share (as adjusted from time to time) in a private placement (the “Private Placement”). We also previously entered into an Engagement Letter (as amended, the “Engagement Agreement”) with H.C. Wainwright & Co., LLC (the “Placement Agent”), dated as of January 4, 2023, pursuant to which we agreed to issue to the Placement Agent or its designees in connection with the exercise of the Existing Warrants, placement agent warrants with substantially the same terms as the Investor Warrant (the “Placement Agent Warrants,” and together with the Investor Warrant, the “Warrants”) to purchase up to an aggregate of 207,088 shares of Common Stock (the “Placement Agent Warrant Shares” and together with the Investor Warrant Shares, the “Warrant Shares”), at an exercise price of $1.0375 per share, as adjusted from time to time.

Nasdaq Listing Rule 5635 of the Rules of the Nasdaq Stock Market requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of 20% or more of the company’s outstanding Common Stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction, or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”).

Pursuant to the Inducement Letter, we agreed to seek approval by our stockholders for the issuance of the Warrant Shares. See “– The Inducement Letter” below.

Reasons for the Private Placement

As of August 30, 2023, our outstanding debt obligations under our existing Third Amended and Restated Senior Secured 12% Promissory Note due October 14, 2024 (the “Jackson Note”) issued to Jackson Investment Group, LLC (“Jackson”), and the Credit and Security Agreement, dated as of April 8, 2015 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among us as Parent, Monroe Staffing Services, LLC, a Delaware limited liability company, Faro Recruitment America, Inc., a New York corporation, Lighthouse Placement Services, Inc., a Massachusetts corporation, Key Resources, Inc., a North Carolina Corporation, Headway Workforce Solutions, Inc., a Delaware corporation, Headway Employer Services LLC, a Delaware limited liability company, Headway Payroll Solutions, LLC, a Delaware limited liability company, Headway HR Solutions, Inc., a New York corporation, and NC PEO Holdings, LLC, a Delaware limited liability company, collectively, as borrowers, and MidCap Funding IV Trust, as agent for the lenders (as successor by assignment to MidCap Funding X Trust, “MidCap”) and the lenders party thereto from time to time, were $11,016,249 and $16,604,284, respectively. We believe that the Private Placement, which yielded aggregate gross proceeds of approximately $2.3 million, before deducting placement agent fees and estimated offering expenses payable by us, and which was used to repay a portion of our outstanding obligations under the Jackson Note and the Credit Agreement, was necessary in light of these outstanding debt obligations. Furthermore, pursuant to the Third Amended and Restated Note Purchase Agreement with Jackson and Amendment No. 28, dated as August 30, 2023, to the Credit Agreement, we are required to use the net proceeds received from equity issuances to repay our outstanding debt obligations under such agreements.

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The Inducement Letter

The Inducement Letter contains representations and warranties of us and the Investor, which are typical for transactions of this type. In addition, the Inducement Letter contains customary covenants on our part that are typical for transactions of this type, as well as the following additional covenants: (i) we agreed not to enter into any variable rate transactions for a period of one year following the closing date of the Private Placement, subject to certain exceptions, (ii) we agreed not to issue any shares of Common Stock or Common Stock equivalents or to file any registration statements with the SEC (in each case, subject to certain exceptions) until 60 days after the closing date of the Private Placement, (iii) we agreed to file a registration statement on Form S-3 (or other appropriate form, including on Form S-1, if we are not eligible to utilize Form S-3) providing for the resale of the Investor Warrant Shares issued or issuable upon the exercise of the Investor Warrant (the “Resale Registration Statement”), as soon as practicable after the closing date of the Private Placement, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC within 90 days following the date of the Inducement Letter and to keep the Resale Registration Statement effective at all times until no holder of the Investor Warrant owns any Investor Warrant or Investor Warrant Shares, and (iv) we agreed to hold a meeting of our stockholders no later than 90 days following the date of the Inducement Letter to solicit our stockholders’ affirmative vote for approval of the issuance of the maximum Investor Warrant Shares upon exercise of the Investor Warrant in accordance with the applicable law and rules and regulations of the Nasdaq Stock Market, and to call a meeting every 90 days thereafter if stockholder approval is not obtained at the initial meeting, to seek such stockholder approval until the earlier of the date on which stockholder approval is obtained or the Investor Warrant is no longer outstanding. This Issuance Proposal is intended to fulfill this final covenant.

The Engagement Agreement

The Placement Agent Warrants were issued on the date of the closing of the Private Placement pursuant to the terms of the Engagement Agreement. The Engagement Agreement provided for the issuance of the Placement Agent Warrants to the Placement Agent or its designees as partial compensation for the Placement Agent’s services in connection with the exercise of the Existing Warrants.

The Warrants

The Warrants are exercisable for Warrant Shares upon the date of stockholder approval and expire five years from the date of stockholder approval of the issuance of the Warrant Shares, pursuant to the applicable rules of the Nasdaq Stock Market. The exercise price and the number of Warrant Shares issuable upon exercise of the Warrants are subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. Upon any such price-based adjustment to the exercise price, the number of Warrant Shares issuable upon exercise of the Warrants will be increased proportionately. The Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering resale of the Warrant Shares, the Warrants may be exercised on a cashless basis.

Effect of the Issuance of the Warrant Shares

The potential issuance of the Warrant Shares would result in an increase in the number of shares of Common Stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that the holders thereof exercise their Warrants.

Reasons for Nasdaq Stockholder Approval

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) at a price less than the Minimum Price. In the case of the Private Placement, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Inducement Letter, which we signed on September 1, 2023.

Immediately prior to the execution of the Inducement Letter, we had 5,051,020 shares of Common Stock issued and outstanding, and after issuance of 550,000 Existing Warrant Shares to the Investor (which, for the avoidance of doubt, does not include 2,211,170 Existing Warrant Shares held in abeyance for the Investor pursuant to the Inducement Letter), we had 5,601,020 shares of Common Stock issued and outstanding. Therefore, the potential issuance of 5,729,428 shares of our Common Stock (consisting of 5,522,340 Investor Warrant Shares and 207,088 Placement Agent Warrant Shares) would have constituted greater than 20% of the shares of Common Stock outstanding immediately prior to the execution of the Inducement Letter. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities exercisable for our Common Stock) in excess of 1,010,204 shares, which is 20% of the shares of Common Stock outstanding immediately prior to the execution of the Inducement Letter.

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We cannot predict whether the Warrant holders exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of Warrant Shares that may ultimately be issued. Under certain circumstances, however, it is possible, that we will issue more than 20% of our outstanding shares of Common Stock to the Warrant holders. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the Warrant holders.

Approval by our stockholders of this Issuance Proposal is also one of the conditions for us to receive up to an additional approximately $4.8 million upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Private Placement under Nasdaq Listing Rule 5635(b) because the terms of the Warrants include beneficial ownership limitations that prohibit the exercise of the Warrants to the extent that such exercise would result in the holder and its affiliates, collectively, beneficially owning or controlling more than 4.99% (which percentage can be increased to 9.99%) of the total outstanding shares of our Common Stock.

Consequences of Not Approving the Issuance Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Private Placement was the only viable financing alternative available to us at the time. In addition, unless we obtain stockholder approval for the Issuance Proposal at the initial meeting, we will be required to incur additional costs in order to hold additional stockholder meetings every 90 days following the initial meeting to seek such approval, pursuant to the Inducement Letter. Further, until such time as we receive stockholder approval, we will not be able to issue 20% or more of our outstanding shares of Common Stock to the Warrant holders in connection with the Private Placement.

Further Information

The terms of the Inducement Letter and the Warrants are only briefly summarized above. For further information, please refer to the forms of the Inducement Letter and the Investor Warrant, which were filed with the SEC as exhibits to our Current Report on Form 8-K, filed with the SEC on September 5, 2023 and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Required Vote

The approval of the Issuance Proposal requires the affirmative vote of a majority of the shares of Common Stock and Series H Preferred Stock, voting on an as-converted basis, entitled to vote at the Special Meeting, represented in person or by proxy. Because the vote is based on the total number of shares entitled to vote at the Special Meeting, your failure to vote or marking “ABSTAIN” on your proxy or ballot for the Issuance Proposal has the same effect as a vote against the Issuance Proposal. Because the Issuance Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Issuance Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Issuance Proposal will have the same effect as a vote against the Issuance Proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Issuance Proposal.

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PROPOSAL 2: THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of Common Stock and Series H Preferred Stock, voting on an as-converted basis, entitled to vote at the Special Meeting, represented in person or by proxy, is insufficient to approve the Issuance Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Issuance Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve the Adjournment Proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Issuance Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares entitled to vote at the Special Meeting will vote against the Issuance Proposal, we could adjourn or postpone the Special Meeting without a vote on the Issuance Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Issuance Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of majority of the shares of Common Stock and Series H Preferred Stock, voting on an as-converted basis, entitled to vote at the Special Meeting, represented in person or by proxy. Because the vote to approve the Adjournment Proposal is based on the total number of shares present and entitled to vote at the Special Meeting, your failure to vote or marking “ABSTAIN” on your proxy or ballot with respect to the Adjournment Proposal has the same effect as a vote against this proposal. Because the Adjournment Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Adjournment Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Adjournment Proposal will have the same effect as a vote against the Adjournment Proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Adjournment Proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock in accordance with the rules of the SEC, as of the Record Date for:

●	each of our directors;
●	each of (i) our principal executive officers during the year ended December 31, 2022, (ii) the two most highly compensated executive officers other than our principal executive officer during that year, and (iii) up to two additional executive officers for whom disclosure would have been provided but for the fact that each such officer was not serving as an executive officer at the end of that year; and
●	all persons, to our knowledge, that are the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock.

Except as indicated in footnotes to this table, we believe each person named in this table has sole voting and investment power with respect to the shares of Common Stock and Series H Preferred Stock opposite such person’s name. Percentage ownership is based on 5,051,020 shares of Common Stock and 9,000,000 shares of Series H Preferred Stock outstanding as of the Record Date.

Name of Beneficial Owner	Address	Common Stock Beneficially Owned (1)	Shares of Series H Preferred Stock	Percent of Common Stock	Percentage of Voting Power on Proposal 1 and Proposal 2 (2)
Brendan Flood (3)	3 London Wall Buildings, London Wall, London, EC2M 5SY	287,770	-	5.64%	5.64%
Joe Yelenic (4)	757 Third Avenue, 27th Floor, New York, NY 10016	-	1,208	*	*
Dimitri Villard (5)	8721 Santa Monica Blvd, Suite 100 Los Angeles, CA 90069	41,578	-	*	*
Nicholas Florio (6)	Citrin Cooperman & Company LLP 529 Fifth Avenue New York, NY 10017	31,641	-	*	*
Alicia Barker (7)	757 Third Avenue, 27th Floor, New York, NY 10017	42,795	-	*	*
Vincent Cebula (8)	757 Third Avenue, 27th Floor, New York, NY 10017	40,800	-	*	*
Directors and officers as a group (6 persons)		444,584	1,208	8.80%	8.80%
Greater than 5% Holders:

Jackson Investment Group, LLC (9)	2655 Northwinds Parkway, Alpharetta, GA 30009	373,903	-	7.40%	7.40%
RScube Investment, LLC (10)	Rscube Investment, LLC 24 Hayhurst Drive Newtown, PA 18940	642,342	-	12.72%	12.72%

* Less than 1%.

(1)	Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of the Record Date, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into Common Stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person.

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(2)	All shares of Series H Preferred Stock shall vote on an as-converted basis, subject to certain beneficial ownership limitations.

(3)	Includes 237,450 shares of Common Stock owned and options to purchase up to 50,320 shares of Common Stock.

(4)	Mr. Yelenic owns 1,208 shares of Series H Preferred Stock.

(5)	Includes 40,511 shares of Common Stock held personally by Mr. Villard, 1,067 shares of Common Stock held through Byzantine Productions, Inc., for which Mr. Villard is deemed the beneficial owner with sole voting and dispositive power over the securities held by the entity, and options held by Mr. Villard to purchase up to 17 shares of Common Stock.

(6)	Includes 70 shares of Common Stock held personally by Mr. Florio, and 31,554 shares of Common Stock and options to purchase up to 17 shares of Common Stock held in the name of Citrin Cooperman, for which Mr. Florio is deemed the beneficial owner with sole voting and dispositive power over the securities held by the firm.

(7)	Ms. Barker owns 42,795 shares of Common Stock.

(8)	Mr. Cebula owns 40,800 shares of Common Stock.

(9)	Includes (i) 334,478 shares of Common Stock directly owned by Jackson, (ii) up to 15,093 shares of Common Stock issuable upon the exercise of the Amended and Restated Warrant Agreement, as amended, originally dated as of April 25, 2018, by and between us and Jackson, and (iii) up to 24,332 shares of Common Stock issuable upon the exercise of the Warrant Agreement, dated as of October 27, 2022, by and between us and Jackson, as reported on the Schedule 13D/A filed jointly by Jackson and Richard L. Jackson with the SEC on September 5, 2023. Additionally, Mr. Jackson individually and beneficially owns 2 shares of Common Stock. With the exception of the 2 shares of Common Stock personally owned, Mr. Jackson disclaims beneficial ownership of all of the shares reported to be beneficially owned by Mr. Jackson except to the extent of his pecuniary interest therein.

(10)	Consists of 642,342 shares of Common Stock directly owned by RScube Investment, LLC (“Rscube”), as reported on the Schedule 13D/A filed jointly by RScube, Satvinder Singh and Anil Sharma with the SEC on August 28, 2023. Mr. Singh beneficially owns 50% of the outstanding shares of Rscube. Mr. Sharma beneficially owns the remaining 50% of the outstanding shares of Rscube. Accordingly, each of Rscube, Mr. Singh and Mr. Sharma may be deemed to beneficially own the shares owned directly by Rscube.

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SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

To be considered for inclusion in the proxy statement relating to our 2023 annual meeting of stockholders (the “2023 Annual Meeting”), pursuant to Rule 14a-8 of the Exchange Act of 1934, as amended (the “Exchange Act”), we must receive stockholder proposals (other than for director nominations) not less than one hundred twenty (120) calendar days before the date of the company’s proxy statement released to shareholders in connection with the 2022 annual meeting of stockholder (the “2022 Annual Meeting”). To be considered for presentation at the 2023 Annual Meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, proposals must be received not less than ninety (90) nor more than one hundred twenty (120) days prior to the one year anniversary of the 2022 Annual Meeting date, provided, however, that in the event that the 2023 Annual Meeting is called for a date that is not within thirty (30) days before or after the date that is one year from the 2022 Annual Meeting date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the 2023 Annual Meeting was mailed or public disclosure of the date of the 2023 Annual Meeting was made, whichever first occurs. Proposals that are not received in a timely manner will not be presented or voted on at the 2023 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should directed to the Company at 757 Third Avenue, 27th Floor, New York, NY 10017.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in accordance with and within the time period prescribed in the advance notice provisions of our Amended and Restated Bylaws.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room. Copies of these documents may also be obtained free of charge (except for exhibits, which are available upon payment of a reasonable fee) by writing to our Corporate Secretary at 757 Third Avenue, 27th Floor, New York, NY 10017.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. A single set of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of our proxy materials (or if stockholders sharing an address and currently receiving separate sets of the Company’s proxy materials would prefer to receive a single set), please notify your broker or direct a written request to the attention of the Corporate Secretary at 757 Third Avenue, 27th Floor, New York, NY 10017, or contact us at 646-507-5716. We undertake to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact us at the above address or phone number.

OTHER MATTERS

At the date of this Proxy Statement, we know of no other matters, other than those described above, that will be presented for consideration at the Special Meeting. If any other business should come before the Special Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in our interest and the stockholders.

The Board invites you to attend the Special Meeting virtually. Whether or not you expect to attend the Special Meeting virtually, please submit your vote by Internet, telephone or e-mail as promptly as possible so that your shares will be represented at the Special Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, PLEASE READ THE PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

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SCAN TO
VIEW MATERIALS & VOTE

STAFFING 360 SOLUTIONS, INC.
757 THIRD AVE., 27TH FL.
NEW YORK, NY 10017

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on October 23, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting **- Go to www.virtualshareholdermeeting.com/STAF2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on October 23, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V23448-Z86132

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STAFFING 360 SOLUTIONS, INC.

COMMON STOCK AND SERIES H PREFERRED STOCK

The Board of Directors recommends you vote FOR Proposal 1 and Proposal 2.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V23449-Z86132

STAFFING 360 SOLUTIONS, INC.
Special Meeting of Stockholders October 24, 2023 at 10:00 a.m. New York Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Brendan Flood, or, in his absence, Alicia Barker as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on this ballot, upon the following items more fully described in the notice of proxy statement for the Special Meeting (receipt of which is hereby acknowledged), all of the shares of common stock, par value $0.00001 per share, and all of the shares of Series H Convertible Preferred Stock, voting on an as-converted basis, of Staffing 360 Solutions, Inc. (the "Company") that the stockholder(s) is/are entitled to vote at the Special Meeting of the Stockholders to be held at 10:00 a.m. New York Time on October 24, 2023, via live webcast at www.virtualshareholdermeeting.com/STAF2023SM, and at any adjournments or postponements thereof. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such shares and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2.

Continued and to be signed on reverse side